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                                                                 Exhibit - 10.06


                                                                Amendment to the
                                                             Letter of Agreement
                                                            Dated August 1, 1999
                                                (Current Date February 16, 2000)

                            [GARCIA LKS LETTERHEAD]





We have agreed to amend our original Letter of Agreement which designated Garcia LKS as the Advertising Agency performing services for quepasa.com with a term of appointment August 1, 1999 through July 31, 2000. This amendment will modify and hereby replace previous agreements outlined in the following sections of the Letter of Agreement: Exclusivity, Services, Agency Compensation and Termination. The Amendment will thereby apply to the remainder of the term beginning January 1, 2000 ending July 31, 2000.


EXCLUSIVITY

We, the Agency, reserve the right to perform services for other Internet related companies including espanol.com and eOrbis.com, provided they are not an Internet Search Engine/Portal in the U.S. Hispanic or Latin American space.

The Agency agrees to manage quepasa.com under strict confidentiality with a separate and distinct team from espanol.com and eOrbis.com.


SERVICES

We, the Agency, agree to continue providing the services outlined in all the sections a.) through l.) as designated in the Letter of Agreement for the following detailed projects:

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Distribution Vehicles

Agency will recommend additional distribution vehicles available through Q2 for the promotional CDs. Responsibilities also include buying lists for direct mail, space in magazines for polybaging the CD, space in newspapers for inserting the CD, hiring AMM to manage and execute the college guerilla team to hand out CDs, etc.

GLORIA 2000 TOUR

During Q1, Agency will recommend an integrated marketing plan to promote the Client and the sponsorship of Gloria's tour in 26 US markets in Q3-Q4 '00. Plan will include production of TV, Radio, Outdoor, Online, and Print creative and the subsequent media plan. The 26-market tour will also be supported by local and national PR and also be closely tied to the Education Initiative. Agency will provide recommendations for the Education Initiative's role in the PR efforts.

COMMUNITY EVENTS

Agency will provide a supporting role in the Client's community event participation. When time permits, the Agency will provide point of views for events. Also, as time permits, the Agency will be able to produce any support print materials such as banners and flyers needed for such events. Agency will not be attending events to manage on site unless a special need arises.

PUBLIC RELATIONS

Agency will only provide recommendations and point of views for specific projects assigned throughout the year including NetZero initiative and Gloria Tour.

BRAND ADVERTISING

Given our recommendation to continue investing in Brand Advertising, the Agency will make tactical recommendations (mainly creative and media oriented) to support ongoing presence for the brand in the community. Understanding budget parameters, our challenge will be to


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recommend advertising solutions for the Brand that supports the tactical programs, (such as the launch of interactive services, new tools, etc.), and strategically focus on positioning quepasa.com as the premiere U.S. Latino community online.

AGENCY COMPENSATION
-------------------
The Agency' compensation will change beginning January 1, 2000 through July 31, 2000 reflecting a reduction of the fee from $150,000 USD per month to $50,000 USD in January and $40,000 USD monthly for the subsequent months February 1, 2000 through July 31, 2000.

The remainder of the terms a.) through f.) outlined in the Letter of Agreement remain unchanged.

TERMINATION OF AGREEMENT
------------------------
The details outlined in the section of the Letter of Agreement remain unchanged with one exception, which reduces the 60-day written notice to a 30-day written notice.


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SIGNATURES

This Agreement is made, and entered into, by and between:

Quepasa.com, Inc.
One Arizona Center
400 East Van Buren
Phoenix, AZ 85004
(AS THE CLIENT)

AND

Garcia Sosa, Ltd., d.b.a. Garcia LKS
719 S. Flores
San Antonio, TX 78204
(AS THE AGENCY)


Executed in                           on the      day of      , year
            --------------------------      ------       ------     -------

By  /s/ Gary L. Trujillo
    ------------------------------------------------------
(Client signature - Authorized Officer)

-----------------------------------------------------------
(Title)

By  /s/ Luis Garcia
    -------------------------------------------------------
(Agency's signature - Authorized Officer)

     Managing Director
-----------------------------------------------------------
(Title)




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SIGNATURES

This Agreement is made, and entered into, by and between:


Quepasa.com, Inc.
One Arizona Center
400 East Van Buren
Phoenix, AZ 85004
(AS THE CLIENT)

AND

Garcia Sosa, Ltd., d.b.a. Garcia LKS
719 S. Flores
San Antonio, TX 78204
(AS THE AGENCY)


Executed in   Phoenix, AZ   on the   17   day of   Feb  , year   2000
            ---------------        ------        -------       -------


By  /s/ Gary L. Trujillo
   -------------------------------------------------------------------
(Client signature - Authorized Officer)

    Chairman / CEO
----------------------------------------------------------------------
(Title)

By  /s/ Luis Garcia
   -------------------------------------------------------------------
(Agency's signature - Authorized Officer)

    Managing Director
----------------------------------------------------------------------
(Title)


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